MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT

     This Mortgage, Assignment of Rents and Security Agreement is made this 18th day of January, 1996, by and between BRITTANY POINT AP VIII, L.P., a South Carolina limited partnership (Mortgagor), and JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY (Mortgagee) whose principal place of business is in Boston, Massachusetts;

                                  WITNESSETH:

     For good and valuable consideration, including the indebtedness herein recited, the receipt of which is hereby acknowledged, Mortgagor hereby GRANTS, BARGAINS, SELLS and CONVEYS that certain real property described on Exhibit A attached hereto and incorporated herein by this reference, and transfers and assigns to Mortgagee, its successors and assigns, all of its estate, right, title and interest in, to and under and grants to Mortgagee a security interest in any and all of the following described personal property which is (except where the context otherwise requires) herein collectively called the "Mortgaged Property", whether now owned or held or hereafter acquired, the Mortgaged Property consisting of:

     A. That certain real property, being a 431 unit garden apartment complex generally known as Brittany Point Apartments and located in the City of Huntsville and County of Madison, State of Alabama, such property being more particularly described on Exhibit A attached hereto and incorporated herein by this reference, together with all of the easements, rights, privileges, franchises and appurtenances thereunto belonging or in anywise appertaining (hereinafter referred to as the "Premises"), and all of the estate, right, title, interest, claim and demand whatsoever of Mortgagor therein or thereto, either in law or in equity, in possession or in expectancy, now or hereafter acquired (Said Exhibit A is initialed by the Mortgagor for purposes of identification);

     B. All structures, buildings and improvements of every kind and description now or at any time hereafter located on the Premises (hereinafter referred to as the "Improvements") including all equipment, apparatus, machinery, fixtures, fittings, and appliances and any additions to, substitutions for, changes in or replacements of the whole or any part thereof, including such of the foregoing as may be used in connection with the generating or distributing of air, water, heat, electricity, light, fuel or refrigeration or for ventilating or sanitary purposes or for the exclusion of vermin or insects, or for the removal of dust, refuse or garbage now or at any time hereafter affixed to, attached to, placed upon or used in any way in connection with the use, enjoyment, occupancy or operation of the Premises or any portion thereof;

     C. All easements, rights-of-way, licenses and permits pertaining to the ownership and operation of any of the Mortgaged Property;

     D. All articles of personal property and any additions to, substitutions for, changes in or replacements of the whole or any part thereof (hereinafter referred to as the "Personal Property"), including without limitation all wall-beds, wall-safes, built-in furniture and installations, shelving, partitions, door-tops, vaults, elevators, dumb-waiters, awnings, window shades, venetian blinds, light fixtures, fire hoses and brackets and boxes for the same, fire sprinklers, alarm systems, drapery rods and brackets, screens, linoleum, carpets, plumbing, laundry tubs and trays, iceboxes, refrigerators, heating units, stoves, ovens, water heaters, incinerators, furniture and furnishings, communication systems, elevators, all specifically designed installations and furnishings and all of said articles of property, the specific enumerations herein not excluding the general, now or at any time hereafter affixed to, attached to, placed upon or used in any way in connection with the use, enjoyment, occupancy or operation of the Premises or the Improvements or any portion thereof and owned by Mortgagor or in which Mortgagor now has or hereafter acquires an interest, and all building materials and equipment now or hereafter delivered to the Premises and intended to be installed or placed in or about the Improvements, provided that nothing contained in this paragraph D shall be construed to convert any real property to personal property for the purposes hereof;

     E. All right, title and interest of Mortgagor in and to all streets, roads and public places, opened or proposed, and all easements and rights of way, public or private, tenements, hereditaments, rights and appurtenances, now or hereafter used in connection with, belonging or appertaining to, the Premises;

     F. All of the tenant leases and all of the rents, royalties, issues, profits, revenue, income and other benefits of the Mortgaged Property, or arising from the use or enjoyment of all or any portion thereof or from any lease or agreement pertaining thereto (the "Rents and Profits"), and all right, title and interest of Mortgagor in and to all leases of the Mortgaged Property now or hereafter entered into and all right, title and interest of Mortgagor thereunder (the "Tenant Leases"), including, without limitation, cash or securities deposited thereunder to secure performance by the lessees of their obligations thereunder, whether said cash or securities are to be held until the expiration of the terms of said leases or applied to one or more of the installments of rent coming due immediately prior to the expiration of said terms; subject to, however, the provisions contained in Section 1.09 hereof;

     G. All proceeds (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards;

     H. All general intangibles of Mortgagor relating to the use and enjoyment of the Mortgaged Property, including all rights against any parties providing warranties to the Mortgagor in relation thereto.

FOR THE PURPOSE OF SECURING:

     (1) Due, prompt and complete observance, performance and discharge of each and every obligation, covenant and agreement contained in that certain promissory note (hereinafter referred to as the "Note") of even date herewith in the face amount of $9,800,000.00, executed by Mortgagor to the order of Mortgagee and any and all modifications, extensions, or renewals thereof, whether hereafter evidenced by the Note or otherwise;

     (2) Payment of all other sums, with interest thereon at the rate of interest provided in the Note becoming due or payable under the provisions hereof;

     (3) Payment of such additional sums and interest thereon which may hereafter be loaned to Mortgagor, or its successors or assigns, by Mortgagee, when evidenced by a promissory note or notes reciting that they are secured by this Mortgage together with an appropriate instrument modifying this Mortgage accordingly;

     (4) Due, prompt and complete observance, performance and discharge of each and every obligation, covenant and agreement of Mortgagor contained herein, or in any other debt or security instrument heretofore or hereafter executed by Mortgagor having reference to or arising out of the indebtedness represented by the Note including any loan agreement, debt instrument, security instrument or commitment letter executed in conjunction herewith; and

     (5) Due, prompt and complete observance, performance and discharge of each and every obligation contained in any debt or security instrument heretofore or hereafter executed by Mortgagor having reference to indebtedness other than that represented by the Note, when such debt or security instrument by its own terms shall provide that performance thereunder shall be secured by this Mortgage.

     It is the intent hereof to secure payment of the Note and the indebtedness evidenced thereby whether the entire amount shall have been advanced to Mortgagor at the date hereof, or at a later date, and to secure any other amount or amounts that may be added to the mortgaged indebtedness under the terms of this instrument (all of which are collectively referred to herein as the "Secured Indebtedness").

                                    ARTICLE I

                             COVENANTS OF MORTGAGOR

     To protect the security of this Mortgage, Mortgagor covenants, warrants and agrees to and with Mortgagee as follows:

     1.01 Payment of Indebtedness. Mortgagor will pay the principal and interest and all other sums becoming due with respect to the Note at the time and place and in the manner specified in the Note, according to the terms thereof.

     1.02 Title of Mortgagor. Mortgagor has good and marketable title to the Mortgaged Property subject to no security interest, lien, charge or encumbrance except such as are set forth on Exhibit B attached hereto; Mortgagor owns, or upon acquisition thereof, will own the Personal Property free and clear of liens and claims and is or will be, in its own right or through those holding under it, in peaceable possession of the Mortgaged Property; and this Mortgage is and will remain a valid and enforceable lien on the Mortgaged Property subject only to the exceptions referred to above. Mortgagor has full power and lawful authority to grant, assign, transfer and mortgage its interest in the Mortgaged Property in the manner and form hereby done or intended. Mortgagor will preserve its interest in and title to the Mortgaged Property and will forever warrant and defend the same to Mortgagee and will forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever. Mortgagor shall promptly and completely observe, perform, and discharge each and every obligation, covenant and agreement affecting the Mortgaged Property whether the same is prior and superior or subject and subordinate hereto.

     1.03  Further Assurances.

     (a) Mortgagor will, at its own cost and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Mortgagee shall from time to time require, for the better assuring conveying, assigning, transferring and confirming unto Mortgagee the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage, or for filing, registering or recording this Mortgage and, on demand, Mortgagor will execute and deliver, and hereby authorizes Mortgagee to execute in the name of Mortgagor to the extent Mortgagor may lawfully do so, one or more financing statements and security instruments, to evidence more effectively the lien hereof upon the Personal Property.

     (b) Mortgagor forthwith upon the execution and delivery of this Mortgage, and thereafter from time to time, will cause this Mortgage, and any security instrument creating a lien or evidencing the lien hereof upon the Personal Property and each instrument of further assurance, to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and to fully protect the lien hereof upon, and the security interest of Mortgagee in, the Mortgaged Property.

     1.04 Required Insurance. Mortgagor will keep the Mortgaged Property insured against loss or damage by fire with extended coverage against any other risks or hazards which, in the opinion of Mortgagee, should be insured against provided the same are casualties or risks ordinarily and customarily insured against in Madison County, Alabama, to the amount of the full insurable value thereof on a replacement cost basis (or less in the discretion of Mortgagee) with a company or companies and in such form and with such endorsements as may be approved or required by Mortgagee. Loss under said insurance shall be payable to Mortgagee and shall be applied in the same manner as provided in
Section 1.05 hereof, and said insurance policies shall be endorsed with a standard non-contributory mortgagee clause, and may only be cancelled or modified upon not less than thirty (30) days' prior written notice to Mortgagee. In addition, until the Secured Indebtedness is fully paid, Mortgagor shall maintain the following insurance on a fully paid basis: (i) if the Premises or any part thereof is located within a Special Flood Hazard Area, flood insurance acceptable to Mortgagee, pursuant to the provisions of the Flood Disaster Protection Act of 1973, 12 CFR, Part 22; (ii) public liability insurance in an amount not less than $1,000,000.00 per single occurrence; (iii) Worker's Compensation insurance as required by law; and (iv) rent loss insurance. The policy or policies evidencing all insurance referred to in this paragraph or certificates of such insurance satisfactory to Mortgagee, together with receipts for the payment of premiums thereon, shall be delivered to and held by Mortgagee. Mortgagee shall not by the fact of approving, disapproving, accepting, preventing, obtaining or failing to obtain any insurance, incur any liability for the form or legal sufficiency of insurance contracts, solvency of insurance companies, or payment of lawsuits, and Mortgagor hereby expressly assumes full responsibility therefor and liability if any, thereunder. The insurance required under this Section 1.04 may be provided by a blanket policy of insurance covering the Mortgaged Property and other properties owned by the Mortgagor, provided that such blanket policy shall meet all requirements set forth in this Section 1.04.

     1.05 Condemnation, Casualty. Mortgagor, immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Premises or Improvements, or any portion thereof, will notify the Mortgagee of the pendency of such proceedings. Mortgagee may participate in any such proceedings and Mortgagor from time to time will deliver to Mortgagee all instruments requested by Mortgagee to permit such participation. In the event of such condemnation proceedings, the award or compensation payable is hereby assigned to and shall be paid to Mortgagee. Mortgagor will further notify Mortgagee in writing promptly after loss or damage caused by fire or other casualty to the Premises or the Improvements, or any portion thereof, and prior to the making of any repairs thereto. All proceeds of insurance with respect to any loss or damage caused by fire or other casualty are hereby assigned to Mortgagee. In the event of any insured loss, Mortgagee shall have the right to participate in any claim relating thereto, and the payment for any such loss or damage shall be made directly to Mortgagee, and, at Mortgagee's option, may be either used to effect restoration of the loss or damage applied to the Secured Indebtedness in such order or manner as Mortgagee shall determine or be paid directly to Mortgagor.

     1.06  Taxes, Insurance and Assessments; Care of Premises.

     (a) Mortgagor, from time to time when the same shall become due, will pay and discharge all taxes of every kind and nature, including real and personal property taxes and income, franchise, withholding, profits and gross receipts taxes, all general and special assessments, including assessments on appurtenant water stock, levies, permits, inspection and license fees, all water and sewer rents and charges, all utilities, and all other public charges whether of a like or different nature, imposed upon or assessed against Mortgagor or the Mortgaged Property or any part thereof or upon the revenues, rents, issues, income and profits of the Mortgaged Property, or arising in respect of the occupancy, use or possession thereof. Mortgagor will, upon the request of Mortgagee, deliver to Mortgagee receipts evidencing the payment of all such taxes, assessments, levies, fees, rents and other public charges imposed upon or assessed against Mortgagor or the Mortgaged Property or the revenues, rents, issues, income or profits thereof.

     (b) Mortgagor shall pay all rents under any ground leases pertaining to the Mortgaged Property and discharge all obligations thereunder, and Mortgagor will pay, from time to time when the same shall become due, all lawful claims and demands of mechanics, materialmen, laborers, and others which, if unpaid, might result in or permit the creation of a lien on the Mortgaged Property or any part thereof, or on the revenues, rents, issues, income and profits arising therefrom, and in general will do or cause to be done everything necessary so that the lien hereof shall be fully preserved, at the sole cost of Mortgagor, without expense to Mortgagee.

     (c) Upon request by Mortgagee, Mortgagor shall deposit with Mortgagee an amount sufficient for Mortgagee to create and maintain a reserve fund from which Mortgagee may discharge the obligations under Sections 1.04 and 1.06(a) and (b) hereof before they become due. The determination of the amount to be deposited with Mortgagee, so that the amount of such deposit shall be sufficient for this purpose, shall be made by Mortgagee in its sole discretion. Mortgagee, at its option, may request that Mortgagor deposit with Mortgagee additional funds, at the time of each payment of an installment of interest or principal under the Note, sufficient to discharge the obligations of Mortgagor referenced above before they become due, and the amount of such deposits shall be determined in the Mortgagee's sole discretion. Said deposited amounts shall be held by Mortgagee without interest and applied to the payment of the obligations in respect of which said amounts were deposited in such order or priority as Mortgagee shall determine, on or before the respective dates on which the same or any of them would become delinquent. If one (1) month prior to the due date of any of the aforementioned obligations the amount then on deposit therefor shall be insufficient for the payment of such obligation in full, Mortgagor within ten (10) days after demand shall deposit the amount of the deficiency with Mortgagee. Nothing herein contained shall be deemed to affect any right or remedy of Mortgagee under any other provision of this Mortgage or under any statute or rule of law to pay any such amount and to add the amount so paid together with interest at the "Default Interest Rate" which shall mean the rate of 14.875% per annum to the indebtedness hereby secured.

     (d) That if the Mortgagor shall neglect or refuse to keep in good repair the Mortgaged Property, to replace the same as therein agreed, to maintain and pay the premiums for insurance which may be required hereunder, or to pay and discharge all taxes of whatsoever nature, assessments and charges of every nature and to whomever assessed, as provided for hereunder, or to pay the sums required by it to be paid to prevent the creation of or to discharge other liens, the Mortgagee may, at its election, cause such repairs or replacements to be made, obtain such insurance or pay said taxes, assessments, charges and sums and any amounts paid as a result thereof, together with interest thereon at the Default Interest Rate of 14.875% per annum from the date of payment, shall be immediately due and payable by the Mortgagor to the Mortgagee, and until paid shall be added to and become a part of the principal debt secured hereby, and the same may be collected as a part of said principal debt in any suit thereon or upon the Note; or the Mortgagee, by the payment of any tax, assessment or charge, may, if it sees fit, be thereby subrogated to the rights of the State, County, City and all political or governmental subdivisions, but no such advance shall be deemed to relieve the Mortgagor from any default hereunder nor impair any right or remedy consequent thereon.

     1.07 After Acquired Property. All right, title and interest of Mortgagor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to the Mortgaged Property, hereafter acquired by, or released to, Mortgagor, or constructed, assembled or placed by Mortgagor or caused to be placed by Mortgagor on the Premises, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, conveyance, assignment or other act by Mortgagor, shall become subject to the lien of this Mortgage as fully and as completely, and with the same effect, as though now owned by Mortgagor and specifically described in the granting clause hereof, but at any and all times Mortgagor will execute and deliver to Mortgagee any and all such further assurances, mortgages, modifications of this Mortgage, conveyances or assignments thereof as Mortgagee may reasonably require for the purpose of expressly and specifically subjecting the same to the lien of this Mortgage.

     1.08 Security Agreement. This Mortgage shall be self-operative and shall constitute a Security Agreement with respect to the Personal Property; provided, however, Mortgagor hereby agrees to execute and deliver on demand and hereby irrevocably constitutes and appoints Mortgagee the attorney-in-fact of Mortgagor, to execute, deliver and, if appropriate, to file with the appropriate filing officer or office such security agreement, financing statement or other instruments as Mortgagee may request or require in order to impose or perfect the lien or security interest hereof more specifically thereon.

     1.09  Rents and Profits.

     (a) All Tenant Leases together with the Rents and Profits are hereby absolutely and unconditionally assigned, transferred, conveyed and set over to Mortgagee to be applied by Mortgagee in payment of the principal and interest and all other sums payable on the Note, and of all other sums due and payable under this Mortgage. Prior to the happening of any Event of Default as set forth in Article II hereof, Mortgagor shall collect and receive all Rents and Profits as trustee for the benefit of Mortgagee and shall apply the amount so collected first to the payment of the principal and interest and all other sums due and payable on the Note and to the payment of all other sums payable under this Mortgage. Thereafter, so long as no Event of Default has occurred, the balance shall be distributed to the account of Mortgagor. Nothing contained in this Section 1.09(a) or elsewhere in this Mortgage shall be construed to make Mortgagee a mortgagee in possession unless and until Mortgagee actually takes possession of the Mortgaged Property either in person or through an agent or receiver.

     (b) Mortgagor will not without Mortgagee's prior written consent (i) execute an assignment of any of its right, title or interest in the Tenant Leases or Rents and Profits, or (ii) in any other manner materially impair the value of the Mortgaged Property or the security of this Mortgage.

     (c) Mortgagor will not execute any lease of all or a substantial portion of the Mortgaged Property, except for actual occupancy by the lessee thereunder, and will at all times promptly and faithfully perform, or cause to be performed, all of the covenants, conditions and agreements contained in all leases of the Mortgaged Property or any portion thereof now or hereafter existing, on the part of the lessor thereunder to be kept and performed.

     (d) Mortgagor shall furnish to Mortgagee, within thirty (30) days after a request by Mortgagee to do so, a written statement containing the names of all lessees of the Mortgaged Property, the terms of their respective leases, the spaces occupied and the rentals payable thereunder and a copy of each such lease.

     1.10 Attornment. To the extent not provided by applicable law, each lease of the Mortgaged Property or any part thereof made or renewed after the date hereof, shall provide that, in the event of the enforcement by Mortgagee of the remedies provided for by law or by this Mortgage, the lessee thereunder will, if requested by Mortgagee or by any person succeeding to the interest of Mortgagee as the result of said enforcement, automatically become the lessee of any such successor in interest, without any change in the terms or other provisions of the respective lease; provided, however, that said successor in interest shall not be bound by any payment of rent or additional rent for more than one (1) month in advance, except prepayments in the nature of security for the performance by said lessee of its obligations under said lease. Each lease shall also provide that, upon request by said successor in interest, the lessee shall execute and deliver an instrument or instruments confirming its attornment.

     1.11 Subordinate Mortgages. Without the prior written consent of Mortgagee being first had and obtained, Mortgagor will not create, suffer to exist, execute or deliver any lien against the Mortgaged Property, or any pledge, security agreement, mortgage, deed of trust or other security covering all or any portion of the Mortgaged Property.

     Notwithstanding the foregoing, Mortgagee acknowledges that Mortgagor has obtained certain secondary financing that is secured by all or a portion of the Mortgaged Property, but is subordinate and subject to the security of this Mortgage; it being the intent of the parties hereto that this Mortgage shall be a first lien on the Mortgaged Property securing the Secured Indebtedness. Mortgagor represents and covenants with Mortgagee that Exhibit B which is attached hereto, made a part hereof, and incorporated herein by this reference, lists all persons, firms or entities that have a security interest in, or lien upon, any portion of the Mortgaged Property, and states the extent of such security interests or liens. Mortgagee hereby expressly consents to the subordinated security interests and liens set forth on Exhibit B attached hereto; provided however, that nothing herein shall be construed in a manner that would permit the Mortgagor to further mortgage or hypothecate the Mortgaged Property except as set forth in this Mortgage, and nothing herein shall be construed in a manner that would permit the Mortgagor to increase the extent of the security interests or liens upon the Mortgaged Property as set forth on Exhibit B, or to increase the indebtedness which is secured by the security interests and liens set forth thereon, absent the express written consent of the Mortgagee.

     Should Mortgagor violate the provisions of this Section 1.11, Mortgagee may, at its option, declare the entire unpaid principal balance and all interest accrued thereon, secured by this Mortgage, immediately due and payable, and Mortgagor shall pay to Mortgagee in addition thereto a Default and Acceleration Prepayment Premium in an amount determined in accord with the formula set out in
Section 3.18 below.

     1.12 Waste, Alteration, Hazardous Use. Mortgagor will not commit any waste on the Premises or make any change in the use of the Mortgaged Property which will in any way increase any ordinary fire or other hazard arising out of construction or operation, nor will Mortgagor make any application to any federal, state or local governmental authority ("Governmental Authority") for a change in zoning or a change in any other law, ordinance, statute, rule, order, decree, directive or regulation (collectively, the "Laws") affecting the Mortgaged Property, nor will Mortgagor consent to any such change without the written consent of Mortgagee. Mortgagor will at all times comply with all Laws of any Governmental Authority having or exercising jurisdiction over the Mortgaged Property or any portion thereof and maintain and keep the Improvements in good operating order and condition and will promptly make, from time to time, all repairs, replacements, additions and improvements in connection therewith which are needful or desirable to that end. The Improvements shall not be removed, demolished or substantially altered, nor shall any of the Personal Property be removed, without the prior written consent of Mortgagee except where appropriate replacements free of superior title, liens and claims are immediately made having a value at least equal to the value of the Personal Property so removed; provided, however, that the Mortgagor may contest any such change in zoning or Law and such noncompliance shall not be an Event of Default hereunder as long as such contest is permitted by law, and shall be diligently prosecuted in good faith and Mortgagor shall have provided the Mortgagee with such security as Mortgagee shall reasonably require in the event the contest is unsuccessful.

     1.13 Partnership Existence. Mortgagor, will, so long as it is the owner of the Mortgaged Property, do all things necessary to preserve and keep in full force and effect its existence, rights and privileges as a limited partnership formed under the laws of the state of South Carolina or such other state or states as may have jurisdiction over such existence, and will comply with all Laws of any Governmental Authority or court applicable to Mortgagor or the Mortgaged Property or any part thereof, and in the event of any act or circumstance which might operate as an involuntary dissolution will take all such measures necessary to reconstitute the partnership.

     1.14  Financial Statements.

     (a) Mortgagor will keep adequate records and books of account in accordance with generally accepted accounting principles and will permit

Mortgagee, or its agents, accountants and attorneys, to visit and inspect the Mortgaged Property and examine Mortgagor's records and books of account and to discuss Mortgagor's affairs, finances and accounts with the officers of Mortgagor at such reasonable times as may be requested by Mortgagee.

     (b) Mortgagor will deliver to Mortgagee within ninety (90) days after the close of its fiscal year balance sheets and statements of profit, loss, income and expenses setting forth in each case, in comparative form, figures for the preceding year pertaining to Mortgagor and the operation of the Mortgaged Property, such statements to be in detail satisfactory to Mortgagee. Throughout the term of this Mortgage, Mortgagor will deliver to Mortgagee with reasonable promptness such other information with respect to Mortgagor and/or the Mortgaged Property as Mortgagee may reasonably request from time to time. All financial statements of Mortgagor shall be accompanied by the certificate of a certified public accountant who is a member of the American Institute of Certified Public Accountants or, at the option of Mortgagee, by a principal financial or accounting officer of Mortgagor who is responsible for the preparation of such annual financial statements, dated within five (5) days of the delivery of such statements to Mortgagee. If such statements are from one other than an independent certified public accountant, they shall contain a certificate stating that he knows of no default hereunder, nor of any event which after notice or lapse of time, or both, would constitute a default hereunder, which has occurred and is continuing, or, if any such default has occurred and is continuing, specifying the nature and period of existence thereof and what action Mortgagor has taken or proposes to take with respect thereto, and, except as otherwise specified, stating that Mortgagor has fulfilled all of its obligations under this Mortgage which are required to be fulfilled on or prior to the date of such certificate.

     (c) Mortgagor, within ten (10) days upon request in person or within fifteen (15) days upon request by mail, will furnish a written statement duly acknowledged of the amount due on the Note, whether for principal or interest, and stating whether any offsets or defenses exist against the indebtedness secured hereby.

     1.15 Subrogation Rights of Mortgagee. Mortgagee shall be subrogated, notwithstanding their release of record, to any mechanic's or vendor's lien or liens, superior titles, mortgages, deeds of trust, liens, encumbrances, rights, equities and charges of all kinds heretofore or hereafter existing on the Mortgaged Property to the extent that the same are paid for or discharged from the proceeds of the loan indebtedness evidenced by the Note.

     1.16 Substitution of Note. Mortgagor will, if the Note is mutilated, destroyed, lost or stolen, deliver to Mortgagee, in substitution therefor, a new promissory note containing the same terms and conditions as the Note with a notation thereon of the unpaid principal and accrued but unpaid interest. Mortgagor shall be furnished with satisfactory evidence of the mutilation, destruction, loss or theft of the Note, and also such security or indemnity as may be reasonably requested by Mortgagor; provided, however, that if the original Mortgagee named herein is the then mortgagee under this Mortgage, an unqualified indemnity from the original mortgagee named herein shall be deemed to be satisfactory security or indemnification.

     1.17 Right of Mortgagee to Release Obligors and Collateral. Without affecting the liability of Mortgagor, or of any other person who is or shall become bound by the terms of this Mortgage or who is or shall become liable for the performance of any obligation secured hereby, Mortgagee may, in such manner, upon such terms and at such times as it deems best and without notice or demand, release any party now or hereafter liable for the performance of any such obligation, extend the time for such performance, accept additional security therefor, and alter, substitute or release any property securing such performance. No exercise or non-exercise by Mortgagee of any of its rights under this Mortgage, no dealing by Mortgagee with any person, firm or entity and no change, impairment, loss or suspension of any right or remedy of Mortgagee shall in any way affect any of the obligations of Mortgagor hereunder or any security furnished by Mortgagor, or give Mortgagor any recourse against Mortgagee.

     1.18 Use of Premises. The Mortgagor will at all times use and operate the Premises as a community apartment complex and for no other purpose, and Mortgagor will not acquire any fixtures, equipment or appliances subject to any security interest, conditional sale, title retention arrangement or other charge or lien taking precedence over the lien hereof.

     1.19 Prohibitions on Use of Proceeds. Mortgagor agrees that no part of the proceeds of the loan indebtedness secured hereby will be used for the purpose (whether immediate, incidental or ultimate) of purchasing or carrying any "margin stock", as such term is defined in Regulation G (12 CFR part 207) of the Board of Governors of the Federal Reserve System or for the purpose of reducing or retiring any indebtedness which was originally incurred for any such purpose.

     1.20  Environmental Warranties

     (a)   Mortgagor warrants and represents that:

           (1) to the best of Mortgagor's knowledge, there have been no releases at, upon, under, or within, nor past or ongoing migration from neighboring lands to, the Premises or the Improvements thereon, of hazardous materials; and

           (2) Mortgagor has not received any notice from any Governmental Authority or from any tenant or other occupant or from any other person with respect to any release of hazardous materials at, upon, under, or within the Premises or the Improvements thereon; and

           (3) to the best of Mortgagor's knowledge, except as otherwise disclosed in the Report of Preliminary Environmental Site Assessment prepared by Law Engineering and Environmental Services, Inc., dated October 25, 1995, there is no asbestos or asbestos-containing materials, PCB's, radon gas, or urea formaldehyde foam insulation at or within the Premises or the Improvements thereon; and

     (b)   Mortgagor covenants that:

           (1) Mortgagor has not been, is not, and will not become involved in operations at the Premises which could lead to the imposition on Mortgagor of liability under RCRA, CERCLA, or any similar applicable federal or state laws or regulations including those governing underground storage tanks in the State of Alabama;

           (2) Mortgagor will strictly comply with the requirements of RCRA, CERCLA, The Alabama Underground Storage Tank Act and all similar applicable federal and state laws and regulations, and of all federal and state laws and regulations relating to asbestos and asbestos-containing materials, PCB's, radon gas, and urea formaldehyde foam insulation, and will notify Mortgagee of any release of hazardous materials at, upon, under, or within the Premises or the Improvements thereon involving Mortgagor, or of the presence of asbestos or asbestos-containing materials PCB's, radon gas, or urea formaldehyde foam insulation at the Premises or on or within the Improvements thereon, or of the receipt by Mortgagor of any notice from any governmental agency or authority or from any tenant or other occupant or from any other person with respect to any alleged such release or presence, promptly upon discovery of such release or presence or receipt of such notice, and will send Mortgagee copies of all results of tests of underground storage tanks at the Premises; and

           (c) Notwithstanding the provisions in this Mortgage or in the Note of any debt instrument, which this Mortgage secures, limiting or negating Mortgagor's and/or its general partner's personal liability, Mortgagor and its general partner do hereby indemnify and agree to hold Mortgagee harmless from and against any and all liability, loss, cost, damage, and expense, including attorneys' fees, suffered or incurred by Mortgagee in connection with Mortgagee's loan to Mortgagor of the indebtedness secured hereby, at any time, whether before, during or after enforcement of its rights and remedies upon default, on account of any release of hazardous materials at, upon, under, or within the Premises or the Improvements thereon, or resulting from the presence of asbestos or asbestos-containing materials, PCB's, radon gas, or urea formaldehyde foam insulation at the Premises or the Improvements thereon, including with respect to (i) the imposition by any Governmental Authority of any lien or so-called "super priority lien" upon the Premises or the Improvements thereon, (ii) clean-up cost, (iii) liability for personal injury or property damage or damage to the environment, and (iv) fines, penalties, and punitive damages.

           (d) At any time while the indebtedness secured hereby is outstanding, Mortgagee may (but will not be obliged to) enter the Premises and the Improvements thereon to make reasonable inspections of its condition, including but not limited to soil and groundwater sampling and monitoring, and including but not limited to inspections for hazardous waste, asbestos or asbestos-containing materials, PCB's, radon gas, and/or urea formaldehyde foam insulation. Mortgagor warrants and represents that all of the answers on the Environmental Certificate furnished Mortgagee in the application for the loan of the indebtedness secured hereby are true and complete. Mortgagor covenants that it will notify Mortgagee in writing immediately upon learning that any of the answers on the said Environmental Certificate either were not true when made or are no longer true; and, upon the occurrence of any event which causes any of the answers on the said Environmental Certificate to be no longer true, or upon Mortgagee's learning that any of the answers on the Environmental Certificate were not true when made, if the change is in Mortgagee's sole determination adverse, the same shall constitute a default under this Mortgage, giving Mortgagee all the rights and remedies available to it upon an Event of Default by Mortgagor hereunder.

     1.21 Condominium or Cooperative. Mortgagor represents, warrants and covenants that it shall not file a declaration of condominium, map or any other document having the effect of subjecting any of the Mortgaged Property to the condominium or cooperative form of ownership.

     1.22 Subsequent Fees. Mortgagor agrees that Mortgagee may charge administrative fees and be reimbursed for all costs and expenses, including attorneys' fees, associated with reviewing and processing any requests by Mortgagor concerning the Mortgaged Property, the Secured Indebtedness or any interest of Mortgagee therein, including, without limitation, any request for Mortgagee's written approval or consent with respect thereto.

     1.23 Disclosure. Mortgagor hereby represents and warrants that it has fully disclosed to Mortgagee all facts material to the Mortgaged Property, the Secured Indebtedness, any guarantor of the Secured Indebtedness, the Mortgagor and the Mortgagor's business operations, and any misrepresentation or breach of any warranty by Mortgagor in any loan commitment executed by Mortgagor in connection with the Secured Indebtedness shall constitute an Event of Default hereunder.
                                   ARTICLE II

                                EVENTS OF DEFAULT

     The following shall constitute events of default ("Events of Default") hereunder:

     2.01 Failure to Make Payment. The failure to make any payment of interest on the Note, or to make any payment of an installment of principal, when and as the same shall become due and payable, or the failure to make any other payments required under the Note, when and as the same shall become due and payable, whether at maturity or by acceleration or as part of any prepayment or otherwise, in each case, as is provided in the Note and in this Mortgage, or the failure to make the payment of any insurance premium, tax or payment required by Sections 1.04 and 1.06(a) and (b) to be paid, or the failure to make the deposits required by Section 1.06(c).

     2.02 Non Performance of Covenants and Obligations. A default by Mortgagor in the due, prompt, and complete observance and performance of any obligation, covenant or agreement contained in this Mortgage (other than those described in Section 2.01 above).

     2.03 Cross Default. A default by Mortgagor in the due, prompt and complete observance and performance of the provisions of any other debt or security instrument or agreement executed by Mortgagor with respect to the Secured Indebtedness, including without limitation any loan application or agreement.

     2.04 Appointment of a Receiver. The appointment pursuant to an order of a court of competent jurisdiction of a trustee, receiver or liquidator of Mortgagor or of the Mortgaged Property or any part thereof, and such receiver shall not have been discharged within 60 consecutive days after his or her appointment.

     2.05 Voluntary Bankruptcy. The filing by Mortgagor of a petition in bankruptcy or a petition for an arrangement or a reorganization pursuant to the Bankruptcy Code or any similar law, federal or state, or the adjudication of Mortgagor as a bankrupt or as insolvent by a decree of a court of competent jurisdiction, or the making of an assignment for the benefit of creditors, or the admission by Mortgagor in writing of its inability to pay its debts generally as they become due, or the giving of consent by Mortgagor to the appointment of a receiver or receivers of all or any part of its property.

     2.06 Involuntary Bankruptcy. The filing by any of the creditors of Mortgagor of a petition in bankruptcy against Mortgagor or a petition for reorganization of Mortgagor pursuant to the Bankruptcy Code or any similar law, federal or state and said petition shall not be dismissed within sixty (60) consecutive days after filing.

     2.07 Mortgage Tax. The imposition of a tax, other than a state or federal income tax, on or payable by Mortgagee by reason of its ownership of the Note or this Mortgage, and Mortgagor has not paid said tax, or it would be illegal for Mortgagor to pay said tax, or if the payment of said tax by Mortgagor would result in the violation of any applicable usury laws.

     2.08 Sale of Mortgaged Property. Subject to the provisions of section 4.08 below, the sale, transfer or conveyance by Mortgagor of all or any portion of the Mortgaged Property, without the written consent of Mortgagee, whether such sale is voluntary or by operation of law.

                                   ARTICLE III

                                    REMEDIES

     Upon the occurrence of any Event of Default, Mortgagee has the following rights and remedies:

     3.01 Acceleration. Mortgagee may declare the entire principal of the Note then outstanding (if not then due and payable), and accrued but unpaid interest thereon, to be due and payable immediately, and notwithstanding the stated maturity in the Note or any other term or provision of the Note or this Mortgage to the contrary, the principal amount of the Note and the accrued but unpaid interest thereon shall become and be immediately due and payable, and to the extent permitted by law, Mortgagee shall be entitled to receive in addition to all other sums secured or due hereunder, a Default and Acceleration Prepayment Premium computed in accord with the formula contained in Section 3.18 below.

     3.02 Right of Mortgagee to Possession. Irrespective of whether Mortgagee exercises the option provided in Section 3.01 above, Mortgagee in person or by agent may, without any obligation hereunder: (i) make any payment or do any act which Mortgagor has failed to make or do; (ii) enter upon, take possession of, manage and operate the Mortgaged Property or any part thereof; (iii) make or enforce, or if the same be subject to modification or cancellation, modify or cancel leases upon such terms or conditions as Mortgagee deems proper; (iv) obtain and evict tenants, and fix or modify rents, make repairs and alterations and do any acts which Mortgagee deems proper to protect the security hereof; and
(v) with or without taking possession, in its own name or in the name of the Mortgagor, sue for or otherwise collect and receive rents, royalties, issues, profits, revenue, income and other benefits, including those past due and unpaid, and apply the same less costs and expenses of operation and collection, including reasonable attorneys' fees, upon any indebtedness secured hereby, and in such order as Mortgagee may determine. Upon request of Mortgagee, Mortgagor shall assemble and make available to Mortgagee at the Premises any of the Mortgaged Property which has been removed therefrom. The entering upon and taking possession of the Mortgaged Property, the collection of any rents, royalties, issues, profits, revenue, income or other benefits and the application thereof as aforesaid shall not cure or waive any default theretofore or thereafter occurring or affect any notice of default hereunder or invalidate any act done pursuant to any such notice; and, notwithstanding continuance in possession of the Mortgaged Property, or any part thereof, by Mortgagee, or a receiver, and the collection, receipt and application of rents, royalties, issues, profits, revenue, income or other benefits, Mortgagee shall be entitled to exercise every right provided for in this Mortgage or by law upon or after the occurrence of a default, including the right to exercise the power of sale. Any of the actions referred to in this Section 3.02 may be taken by Mortgagee, either in person or by agent, with or without bringing any action or proceeding, or by receiver appointed by a court, and any such action may also be taken irrespective of whether any notice of default or election to sell has been given hereunder and without regard to the adequacy of the security for the indebtedness hereby secured. Further, Mortgagee, at the expense of Mortgagor, either by purchase, repair or construction, may from time to time maintain and restore the Mortgaged Property or any part thereof and complete construction of the Improvements uncompleted as of the date thereof and in the course of such completion may make such changes in the contemplated Improvements as Mortgagee may deem desirable and may insure the same.

     3.03 Application for Appointment of a Receiver. Mortgagee shall be entitled, without notice and to the full extent provided by law, to the appointment by a court having jurisdiction of a receiver to take possession of and protect the Mortgaged Property or any part thereof, and operate the same and collect the Rents and Profits.

     3.04 Judicial Foreclosure. Mortgagee may bring an action in any court of competent jurisdiction to foreclose this Mortgage or to enforce any of the covenants and agreements hereof.

     3.05 Foreclosure; Sale Under the Power. Mortgagee may elect to cause the Mortgaged Property or any part thereof to be sold as follows:

     (a) Mortgagee may proceed as if all of the Mortgaged Property were real property in accordance with subparagraph (d) below, or Mortgagee may elect to treat any of the Mortgaged Property which consists of a right in action or which is property that can be severed from the Premises or the Improvements without causing structural damage thereto as if the same were personal property, and dispose of the same in accordance with subparagraph (c) below, separate and apart from the sale of real property, the remainder of the Mortgaged Property being treated as real property.

     (b) Mortgagee may cause any such sale or other disposition to be conducted immediately following the acceleration of the indebtedness hereby secured (or immediately upon the expiration of any redemption or reinstatement period required by law) or Mortgagee may delay any such sale or other disposition for such period of time as Mortgagee deems to be in its best interest. Should Mortgagee desire that more than one (1) such sale or other disposition be conducted, Mortgagee may, at its option, cause the same to be conducted simultaneously, or successively, on the same day, or on such different days or times and in such order as Mortgagee may deem to be in its best interest.

     (c) Should Mortgagee elect to cause any of the Mortgaged Property to be disposed of as personal property as permitted by subparagraph (a) above, it may dispose of any part thereof in any manner now or hereafter permitted by the Uniform Commercial Code of the State of Alabama or in accordance with any other remedy provided by law. Any such disposition may be conducted by an employee or
agent of Mortgagee.    Both Mortgagor and Mortgagee shall be eligible to
purchase any part or all of such property at any such disposition. Any such disposition may be either public or private as Mortgagee may elect, subject to the provisions of the Uniform Commercial Code of the State of Alabama.
Mortgagee shall have all of the rights and remedies of a secured party under the Uniform Commercial Code of the State of Alabama. Expenses of retaking, holding, preparing for sale, selling or the like shall include Mortgagee's reasonable attorneys' fees and legal expenses, and upon such default, Mortgagor, upon demand of Mortgagee, shall assemble such personal property and make it available to Mortgagee at the Premises, a place which is hereby deemed reasonably convenient to Mortgagee and Mortgagor.

     (d) Should Mortgagee elect to sell the Mortgaged Property or any part thereof which is real property or which Mortgagee has elected to treat as real property, upon such election, Mortgagee shall give such notice of default and election to sell as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, and without the necessity of any demand on Mortgagor, Mortgagee, at the time and place specified in the notice of sale, shall sell the Mortgaged Property or any portion thereof specified by Mortgagee, at public auction to the highest bidder for cash in lawful money of the United States, subject, however, to the provisions of Section 3.07 hereinbelow. Mortgagee may from time to time postpone the sale by public announcement thereof at the time and place noticed therefor. Any person, including Mortgagor or Mortgagee, may purchase at the sale. Upon any sale, Mortgagee shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold, but without any covenant or warranty whatsoever, express or implied, whereupon such purchaser or purchasers shall be let into immediate possession.

     (e) In the event of a sale or other disposition of the Mortgaged Property, or any part thereof, and the execution of a deed or other conveyance or assignment pursuant thereto, the recitals therein of facts, such as default, the giving of notice of default and notice of sale, demand that such sale should be made, postponement of sale, terms of sale, sale, purchase, payment of purchase money and other facts affecting the regularity or validity of such sale or disposition, shall be conclusive proof of the truth of such facts; and any such deed or other conveyance or assignment shall be conclusive against all persons as to such facts recited therein.

     (f) The acknowledgment of the receipt of the purchase money, contained in any deed or other conveyance or assignment executed as aforesaid, shall be sufficient discharge to the grantee or transferee of all obligations to see to the proper application of the consideration therefor as hereinafter provided. The purchaser at any trustee's or foreclosure sale hereunder may disaffirm any easement granted or rental or service, management or lease contract made in violation of any provision of this Mortgage and may take immediate possession of the Mortgaged Property free from, and despite the terms of, such grant of easement or rental or service, management or lease contract.

     (g) Upon the completion of any sale or sales made by Mortgagee, under or by virtue of this Article III, Mortgagee or any officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Mortgagee is hereby appointed irrevocably the true and lawful attorney-in-fact of Mortgagor in its name and stead to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Property or any part thereof and the rights so sold and for that purpose Mortgagee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Mortgagor hereby ratifying and confirming all that its said attorney or any substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, Mortgagor, if so requested by Mortgagee, shall ratify and confirm any such sale or sales by executing and delivering to Mortgagee or to such purchaser or purchasers all such instruments as may be advisable in the judgment of Mortgagee, for the purposes as may be designated in such request. Any such sale or sales made under or by virtue of this Article III, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all of the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the properties and rights so sold, and shall be a perpetual bar, both at law and in equity, against Mortgagor and any and all persons claiming or who may claim the same, or any part thereof, from, through or under Mortgagor; subject, however, to any right of redemption that may be available to Mortgagee under applicable law to the extent such right of redemption may not be waived, extinguished or barred by the provisions of this Mortgage.

     (h) Mortgagor hereby expressly waives any right which it may have to direct the order in which any of the Mortgaged Property shall be sold in the event of any sale or sales pursuant hereto.

     (i) All such sales, contemplated hereunder, if conducted under the powers granted herein, shall be held at the front door of the courthouse in the county where the Mortgaged Property is located. If the same be a sale of real property then, as to such real property, notice shall be deemed sufficient if the time, place and terms of such sale be contained in a notice published in a newspaper of general circulation in the county where the Mortgaged Property is located, such notice to appear by publication once a week for three consecutive weeks prior to said sale.

     3.06 Proceeds of Sale. The purchase money, proceeds or avails of any sale made under or by virtue of this Article III, together with all other sums which may then be held by Mortgagee under this Mortgage, whether under the provisions of this Article III, or otherwise, shall be applied as follows:

     FIRST: To the payment of the costs and expenses of the sale, including reasonable compensation to Mortgagee, its agent and counsel, and of any judicial proceedings wherein the same may be made and to the payment of all expenses, liabilities and advances made or incurred by Mortgagee under this Mortgage, together with interest at the rate specified in the Note on all advances made by Mortgagee and all taxes or assessments, except for any taxes, assessments or other charges subject to which the Mortgaged Property shall have been sold, and further including all costs of publishing, recording, mailing and posting notice, the cost of any search and/or other evidence of title procured in connection therewith and the cost of any revenue stamps on or recording of any deed of conveyance.

     SECOND: To the payment of any and all sums expended under the terms hereof, not then repaid with accrued interest at the Default Interest Rate and all other sums required to be paid by Mortgagor pursuant to any provision of this Mortgage, of the Note or of any loan agreement executed by Mortgagor in connection with the Secured Indebtedness, including without limitation all expenses, liabilities and advances made or incurred by Mortgagee under this Mortgage or in connection with the enforcement hereof, together with interest at the Default Interest Rate on all advances.

     THIRD: To the payment of the principal and interest then due, owing and unpaid upon the Note, together with interest on the unpaid principal at the Default Interest Rate from the due date of any such payment of principal until the same is paid, and the Default and Acceleration Prepayment Premium provided in section 3.01 above.

     FOURTH: The remainder, if any, to the person or persons legally entitled thereto.

     3.07 Right of Mortgagee to Bid. Upon any sale or sales made under or by virtue of this Article III, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Mortgagee may bid for and acquire the Mortgaged Property or any part thereof and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting upon the indebtedness or other sums secured by this Mortgage the net sales price after deducting therefrom the expenses of sale and the costs of the judicial proceedings, if any, and any other sums which Mortgagee is authorized to deduct under this Mortgage, and, in such event, this Mortgage, the Note and documents evidencing expenditures secured hereby shall be presented to the person or persons conducting the sale in order that the amount so used or applied may be credited upon said indebtedness as having been paid.

     3.08  Acceleration of Indebtedness and Rights of Mortgagee to Collect.

     (a) Upon the occurrence of any Event of Default and upon written demand by Mortgagee, Mortgagor will pay to Mortgagee the entire principal of the Note then outstanding, and all accrued and unpaid interest thereon, and, after the happening of said Event of Default, will also pay to Mortgagee interest at the Default Interest Rate specified in the Note on the then unpaid balance of the Note, and Mortgagor will further pay the sums required to be paid by Mortgagor pursuant to any provision of this Mortgage, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to Mortgagee hereunder. Additionally, and to the extent permitted by law, Mortgagee shall be entitled to receive in addition to all other sums secured or due hereunder, the Default and Acceleration Prepayment Premium as described in Section 3.01 above and 3.18 below.

  In the event Mortgagor shall fail forthwith to pay such amounts upon such demand, Mortgagee shall be entitled and empowered to institute such action or proceedings at law or in equity as may be advised by its counsel for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against Mortgagor and collect, out of the Mortgaged Property, in any manner provided by law, moneys adjudged or decreed to be payable.

     (b) Mortgagee shall be entitled to recover judgment as aforesaid either before or after or during the pendency of any proceedings for the enforcement of the provisions of this Mortgage, and the right of Mortgagee to recover such judgment shall not be affected by any entry or sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Mortgage, or the foreclosure of the lien hereof. In case of proceedings against Mortgagor in insolvency or bankruptcy or any proceedings for its reorganization or involving the liquidation of its assets, Mortgagee shall be entitled to prove the whole amount of principal and interest due upon the Note to the full amount thereof, and all other payments, charges and costs due under this Mortgage, without deducting therefrom any proceeds obtained from the sale of the whole or any part of the Mortgaged Property; provided, however, that in no case shall Mortgagee receive a greater amount than such principal and interest and such other payments, charges and costs from the aggregate amount of the proceeds of the sale of the Mortgaged Property and the distribution from the estate of Mortgagor.

     (c) No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property or Mortgagor shall affect, in any manner or to any extent, the lien of this Mortgage upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of Mortgagee hereunder, but such liens, rights, powers and remedies of Mortgagee shall continue unimpaired as before.

     (d) Any moneys thus collected by Mortgagee under this Section 3.08 shall be applied by Mortgagee in accordance with the provisions of Section 3.06 above.


     3.09 Right to the Appointment of a Receiver. After an Event of Default and upon the commencement of any action, suit or other legal proceeding by Mortgagee to obtain judgment for the principal of, or interest on, the Note and other sums required to be paid by Mortgagor pursuant to any provision of this Mortgage, or of any other nature in aid of the enforcement of the Note or of this Mortgage, Mortgagor, to the fullest extent permitted by law, will and does hereby, if required by Mortgagee, consent to the appointment of a receiver or receivers of the Mortgaged Property, including without limitation the Premises and Rents and Profits. After the happening of any Event of Default, or upon the commencement of any proceedings to foreclose this Mortgage or to enforce the specific performance hereof or in aid thereof or upon the commencement of any other judicial proceedings to enforce any right of Mortgagee, Mortgagee shall be entitled forthwith, as a matter of right, if it shall so elect, without the giving of notice to any other party and without regard to the adequacy of the security of the Mortgaged Property, either before or after declaring the unpaid principal of the Note to be due and payable, to the appointment of such a receiver or receivers.

     3.10 Right of Mortgagee to Exclusive Possession. Notwithstanding the appointment of any receiver, liquidator or trustee of Mortgagor, or of any of its property, or of the Mortgaged Property or any part thereof, Mortgagee shall be entitled to obtain possession, following an Event of Default hereunder, upon demand, of all property now or hereafter held under this Mortgage, including, but not limited to, the Rents and Profits.

     3.11 Remedies Cumulative. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy given herein or by law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of Mortgagee to exercise any right or power accruing upon any Event of Default shall impair any right or power or shall be construed to be a waiver of any Event of Default or any acquiescence therein; and every power and remedy given by this Mortgage to Mortgagee may be exercised from time to time as often as may be deemed expedient by Mortgagee. If there exists additional security for the performance of the obligations secured hereby, the holder of the Note, at its sole option, and without limiting or affecting any of the rights or remedies hereunder, may exercise any of the rights and remedies to which it may be entitled hereunder either concurrently with whatever rights it may have in connection with such other security or in such order as it may determine. Nothing in this Mortgage or in the Note shall affect the obligation of Mortgagor to pay the principal of, and interest on, the
Note in the manner and at the time and place therein respectively expressed.

     3.12 Relinquishment of Rights. To the fullest extent permitted by applicable law, Mortgagor will not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law or law pertaining to the marshaling of assets, the administration of estates of decedents, any exemption from execution or sale of the Mortgaged Property or any part thereof, including exemption of homestead, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage, nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Mortgaged Property, or for any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof, and Mortgagor hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Mortgagee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Mortgagor, for itself and all who claim under it, hereby waives, to the extent that it lawfully may, all right to have the Mortgaged Property marshaled upon any sale or foreclosure hereunder.

     3.13 Surrender of Possession. Upon the occurrence of any Event of Default and pending the exercise by Mortgagee or its agents or attorneys of their right to exclude Mortgagor from all or any part of the Mortgaged Property, Mortgagor agrees, upon demand by Mortgagee, to vacate and surrender possession of the Mortgaged Property to Mortgagee, or to a receiver, if any, and in default thereof may be evicted by any summary action or proceeding for the recovery of possession of leased premises for non-payment of rent, however designated.

     3.14 Successors in Interest. In the event ownership of the Mortgaged Property or any portion thereof becomes vested in a person other than the Mortgagor herein named, Mortgagee may, without notice to the Mortgagor herein named, regardless of whether or not Mortgagee has given written consent to such change in ownership, deal with such successor or successors in interest with reference to this Mortgage and the indebtedness secured hereby, and in the same manner as with the Mortgagor herein named, without in any way vitiating or discharging Mortgagor's liability hereunder or for the indebtedness hereby secured.

     3.15 Successors to Surrender Possession. In the event that there be a foreclosure sale hereunder and if at the time of such sale Mortgagor, or its successors, heirs, executors, administrators, or assigns, be occupying the Premises and Improvements or any part thereof so sold, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either tenant or landlord, at a reasonable rental per day based upon the value of the Premises and Improvements, such rental to be due daily to the purchaser. An action of unlawful detainer shall lie if the tenant holds over after a demand in writing for possession of said Premises and Improvements; and this agreement and the Mortgagee's deed shall constitute a lease and agreement under which any such tenant's possession arose and continued.

     3.16 Right to Enter and Inspect. Upon the Mortgagee's declaration, pursuant to this Article III, that the entire indebtedness secured hereby is due and payable, and so long as an Event of Default upon which such declaration is based shall exist, the Mortgagee shall have the right to enter the Premises and make such tests or examinations of the Premises or the Improvements thereon as it determines reasonable, including, but not limited to, tests for the presence of environmental contamination. All costs incurred by the Mortgagee in making such tests or examinations, together with interest thereon at the Default Interest Rate of 14.875% per annum, shall be immediately due and payable by the Mortgagor to the Mortgagee, and until paid shall be added to and become a part of the principal debt secured hereby, and the same may be collected as a part of said principal debt in any suit hereon or upon the Note.

     3.17 Costs of Litigation. That if any action or proceeding be commenced, excepting an action to foreclose this Mortgage or to collect the debt hereby secured, to which action or proceeding the holder of this Mortgage is made a party by reason of the execution of this Mortgage or the Note which it secures, or in which it becomes necessary to defend the lien of this Mortgage, all sums paid by the Mortgagee for the expense of any litigation to prosecute, defend or uphold the rights and lien created hereby, shall be paid by the Mortgagor, together with interest thereon from date of payment at the Default Interest Rate of 14.875% per annum, and any such sum and the interest thereon shall be immediately due and payable and be secured hereby, having the benefit of the lien hereby created, as a part thereof, and of its priority.

     3.18 Default and Acceleration Prepayment Premium.

     Mortgagor acknowledges that the Mortgagee has extended the credit secured hereunder on the basis and assumption that Mortgagee would receive the payments of principal and interest set forth in the Note for its full term. Therefore, whenever the maturity of the Note has been accelerated by reason of a default under this Mortgage, the Note or any other loan agreement executed by Mortgagor in connection with the Secured Indebtedness, which default occurs prior to the time period, if any, in which prepayment is allowed and prior to the date on which the full amount of the balance of principal and interest then remaining unpaid shall be due, including an acceleration by reason of sale, conveyance, further encumbrance or other default (which acceleration shall be at Mortgagee's sole option), there shall be due, in addition to the outstanding principal balance, accrued interest and other sums due under the loan documents, a premium equal to the greater of:

     (a) The sum obtained by multiplying the then outstanding principal balance due under the Note by the difference obtained by subtracting the yield rate on publicly traded United States Treasury Securities (as published in the Wall Street Journal or other business publication of general circulation five business days prior to the date of said payment) having the closest matching maturity date to the maturity date of the Note from the interest rate on the Note adjusted to its semi-annual equivalent rate (8.005%), times the number of scheduled monthly payments remaining under the Note term, divided by twelve; or

     (b) An amount equal to 10% of the then outstanding principal balance due under the Note.

     In the event default occurs on or after the date on which prepayment is permitted, then in lieu of the above premium, payment of a premium calculated in the manner set forth in section 4.10 below shall be required.

     In the event that the yield rate on publicly traded United States Treasury Securities is not obtainable then the nearest equivalent issue or index shall be selected, at Mortgagee's reasonable determination, and used to calculate the prepayment premium.

     A tender of the amount necessary to satisfy the entire indebtedness secured hereby, paid at any time following such default or acceleration, including at a foreclosure sale, shall be deemed a voluntary prepayment, and, at Mortgagee's option, such payment shall include a premium as described above.


                                   ARTICLE IV

                                  MISCELLANEOUS

     4.01 Severability. In the event any one or more of the provisions contained in this Mortgage or in the Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Mortgage, but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

     4.02 Usury. All agreements between Mortgagor and Mortgagee are expressly limited so that in no contingency or event whatsoever whether by reason of advancement of the principal amount of the Note, acceleration of maturity of the unpaid principal balance thereof, or otherwise, or advancement of any sums under the provisions of this Mortgage shall the amount paid or agreed to be paid to the holder of the Note for the use, forebearance or detention of the money to be advanced thereunder or hereunder exceed the highest lawful rate permissible.
If, from any circumstances whatsoever, fulfillment of any provision of this Mortgage or the Note or any other agreement referred to herein, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable thereto or hereto, then, ipso facto, the obligations to be fulfilled shall be reduced to the limit of such validity, and if from any circumstance the holder of the Note or Mortgage shall ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest or, if such excessive interest exceeds the unpaid principal balance due hereunder, the excess shall be refunded to Mortgagor or its heirs, successors or assigns. This provision shall control every other provision of all agreements between Mortgagor and Mortgagee.

     4.03. Notices. All written notices expressly provided hereunder to be given by Mortgagee to Mortgagor and all notices and demands of any kind or nature whatsoever which Mortgagor may be required or may desire to give to or serve on Mortgagee shall be in writing and shall be served by registered or certified mail. Any such notice or demand so served by registered or certified mail shall be deposited in the United States mail, with postage thereon fully prepaid and addressed to the party so to be served at its address stated on the cover of this Mortgage, or at such other address of which it shall have notified, in writing, the person charged with giving such notice. Service of any such notice or demand so made shall be deemed completed on the day of actual delivery as shown by the addressee's registry or certification receipt or on the expiration of the third day after the date of mailing, whichever is earlier in time.

     4.04 Notice of Foreclosure. Mortgagor hereby requests that a copy of any notice of default and notice of sale as may be required by law be mailed to it at its address herein contained.

     4.05 Non Waiver. The granting of consent by Mortgagee to any transaction as required by the terms hereunder shall not be deemed a waiver of the right to require consent to future or successive transactions.

     4.06 Covenants to Run with Land. All of the grants, obligations, covenants, agreements, terms, provisions and conditions herein shall run with the land and shall apply to, bind and inure to the benefit of the heirs, personal representatives, successors and assigns of Mortgagor, and the endorsees, transferees, successors and assigns of Mortgagee. In the event Mortgagor is composed of more than one party, the obligations, covenants, agreements and warranties contained herein as well as the obligations arising therefrom are and shall be joint and several as to each such party. Time is of the essence in the performance of all obligations of Mortgagor hereunder.

     4.07 Governing Law. This Mortgage, Assignment of Rents and Security Agreement is executed and delivered in, and its terms and provisions are to be governed by, the laws of the State of Alabama.

     4.08 Transfer of the Property; Due on Sale. If all or any part of the Mortgaged Property or any interest therein is sold or transferred by Mortgagor whether voluntarily or by operation of law, without Mortgagee's prior written consent, or if Mortgagor enters into a contract for sale of all or any part of the Mortgaged Property without Mortgagee's prior written consent, then Mortgagee may, at Mortgagee's option, declare all of the sums secured by this Mortgage to be immediately due and payable and accelerate the indebtedness secured hereunder, in which instance Mortgagee shall be entitled to receive in addition to all other sums due hereunder the Default and Acceleration Prepayment Premium computed as provided in Section 3.18 above; provided, however, that the Mortgagor may transfer all or a portion of the Mortgaged Property one time during the term of this Mortgage, subject to the right of Mortgagee to approve the proposed purchaser's financial capacity, credit-worthiness, proven ability to manage property of the type and nature of the Mortgaged Property, and the proposed purchaser's general reputation in the community, if each of the following conditions have been satisfied:

     (a) There is no default under this Mortgage, the Note or any other loan agreement executed by Mortgagor in connection with the Secured Indebtedness.

     (b) There is no junior financing in connection with the transfer of the Mortgaged Property or any portion thereof.

     (c) Mortgagee receives a written request for approval from the Mortgagor at least sixty (60) days prior to the proposed transfer (including a description of the proposed terms of the transfer), together with a diagram showing the structure of the proposed purchaser entity and all of its constituent entities after the contemplated transfer and a list of the names, types of interests and ownership percentages of all persons to have an ownership interest in the purchaser entity or any constituent entity, financial statements for all such entities and an administrative fee of $5,000.00 which shall be deemed fully earned on the date of receipt and shall be retained by Mortgagee regardless of whether or not the transfer occurs and whether or not approval is given.

     (d) The proposed purchaser executes and delivers to Mortgagee an assumption agreement, a separate environmental indemnity agreement, and such other documentation as Mortgagee may require, in form and substance satisfactory to Mortgagee, provided such documents shall be in substantially the same form as the comparable documents executed by Mortgagor in connection with the Secured Indebtedness.

     (e) Mortgagee and its counsel receives certification from Mortgagor and the proposed purchaser that the proposed terms of the transfer described in subparagraph (c) above are the actual terms of the transfer, evidence of casualty insurance, all corporate, partnership or other entity documents, certificates, legal opinions, title materials and other documents which Mortgagee may require, all in form and substance satisfactory to Mortgagee, at least thirty (30) days prior to the proposed transfer.

     (f) Mortgagee be provided satisfactory evidence concerning the effect of any change in the real estate taxes to result from the sale and the effect of such change on the ability of the Mortgaged Property to generate a cash flow sufficient to pay the debt service on the indebtedness secured hereby and to maintain a debt service coverage ratio satisfactory to Mortgagee.

     (g) Mortgagee be provided with evidence that there are no sovereign immunity issues with respect to the proposed purchaser.

     (h) Mortgagee receives a transfer fee of one percent (1%) of the then outstanding Note balance payable at or prior to the closing of the sale of any portion of the Mortgaged Property (against which the administrative fee specified in subparagraph (c) above shall be credited), provided this transfer fee shall not be imposed on a transfer to an entity controlled by any affiliate of Insignia Financial Group, Inc.

     (i) Mortgagee is provided with a title insurance policy or endorsement in form and substance from a company satisfactory to Mortgagee and with a copy of the recorded deed promptly after transfer.

     (j) All fees and costs in connection with the transaction, including without limitation, Mortgagee's attorneys' fees, shall be paid by the Mortgagor.

     A request for such approval must be submitted in writing to Mortgagee together with all information reasonably required by Mortgagee to make the determination as to the approval. Notwithstanding the approved sale and transfer of any of the Mortgaged Property, all other terms and conditions of the Note, Mortgage and other loan agreements between Mortgagor and Mortgagee shall remain in effect.

     To the extent permitted by law, should Mortgagee exercise its option to accelerate because of an unapproved transfer as described herein, the Mortgagee shall be entitled to receive from Mortgagor and Mortgagor shall pay to Mortgagee, in addition to all of the sums secured by this Mortgage or due hereunder, a premium payment equal to ten per cent (10%) of the amount of the outstanding principal balance of the Note at the time of such acceleration.

     4.09 Captions. The captions or headings at the beginning of each Section hereof are for the convenience of the parties and not a part of the Mortgage.

     4.10 Prepayment Privilege. Except as provided hereinbelow, Mortgagee may not prepay the indebtedness secured hereby in whole or in part.

     On or after the commencement date of the 4th Loan Year, and subject to giving Mortgagee not less than thirty (30) nor more than ninety (90) days' prior written notice, Mortgagor may prepay the principal amount together with any and all accrued interest and other sums due which are secured hereunder and subject to payment of a prepayment premium equal to the greater of:

     (a) The sum obtained by multiplying the then outstanding principal balance due by the difference obtained by subtracting the yield rate on publicly traded United States Treasury Securities (as published in the Wall Street Journal or other business publication of general circulation five business days prior to the date of said payment) having the closest matching maturity date to the maturity date of the Note from the interest rate on the Note adjusted to its semi-annual equivalent rate (8.005%), times the number of scheduled monthly payments remaining under the Note term, divided by twelve; or

     (b) An amount equal to 1% of the then outstanding principal balance due under the Note.

     In the event that the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Mortgagee's reasonable determination, and used to calculate the prepayment premium.

     No partial prepayment shall be allowed.

     The Loan Year is defined as any twelve month period commencing with the date on which the first monthly installment is due under the Note or any anniversary thereof.

     Notwithstanding anything contained in this provision of this Mortgage, the indebtedness secured hereby shall be open to prepayment without a prepayment premium during the last ninety (90) days of the term of the Note, provided Mortgagor gives the Mortgagee not less than thirty (30) nor more than ninety
(90) days' prior written notice of its intent to prepay such indebtedness, and provided that such prepayment is made in full, as no partial prepayment shall be allowed.

     4.11. Exculpation. Notwithstanding anything in this Mortgage, the Note or any other security instrument securing the Note, in order to affirm the absence of personal liability on the part of Mortgagor, Mortgagee agrees that in any action brought to enforce the obligation of Mortgagor to pay or perform any indebtedness or obligation created or arising under the Note or this Mortgage, the judgment or decree shall be enforceable against Mortgagor only to the extent of the joint and several interests of Mortgagor in the Mortgaged Property, and any such judgment shall not be subject to execution on, nor be a lien on, assets of Mortgagor other than the joint and several interests in the Mortgaged Property. The foregoing limitation of liability of the Mortgagor or its general partner shall not apply, however, to any of the following:

     (a) Fraud or misrepresentation on the part of the Mortgagor or any of its partners, or any waste of the Mortgaged Property.

     (b) Any rents, issues or profits collected more than one (1) month in advance of their due dates.

     (c) Any misapplication of proceeds, rents, issues or profits, security deposits, and any other payments from tenants or occupancy (including, without limitation, lease termination fees), insurance proceeds, condemnation awards, or other sums of a similar nature.

     (d) Mortgagor's or any of its partners otherwise committing any wrongful act, the apparent purpose or intent of which is to deprive Mortgagee of any of its security for the Secured Indebtedness.

     (e) Liability under any environmental covenants, conditions, and indemnity contained in this Mortgage and in any separate environmental indemnity agreement executed by Mortgagor.

     (f) Rents or other income not properly applied to any portion then due of the Secured Indebtedness or the normal operating expenses incurred or accrued.

     (g) Personalty or fixtures removed or allowed to be removed by or on behalf of Mortgagor or any of its partners and not replaced by items of equal or greater value than the personalty or fixtures so removed; however, this provision shall not apply to those items destroyed in the ordinary course of business or those items removed in the ordinary course of business and not intended to deprive Mortgagee of any of its security for the Secured Indebtedness.

     (h) An amount equal to the sum of all payments made by Mortgagor to any junior lienholders during any period in which a monetary default exists under the Note, this Mortgage or any loan agreement executed by Mortgagor in connection with the Secured Indebtedness.

     (i) Failure to pay any taxes or assessments prior to delinquency, or to pay charges for labor, materials or other charges which can create liens on any portion of the Mortgaged Property and any sums expended by Mortgagee in the performance of or compliance with the obligations of Mortgagor or any of its partners under any loan agreement executed by Mortgagor in connection with the Secured Indebtedness, including, without limitation, sums expended to pay taxes or assessments or hazard insurance premiums, capital improvement expenditures, bills for utilities or other service or products for the benefit of the Mortgaged Property.

     (j) The cost of compliance with all federal, state and local laws and regulations, as well as the cost of investigating any action or charge thereunder, and/or damages suffered by Mortgagee as a result of the failure of Mortgagor or any of its partners to pay or comply with any of the foregoing.

     (k) Tortious or other acts or omissions giving rise to claims against Mortgagee, including, without limitation, claims by tenants for damages or offsets.

     (l) Attorneys' fees, court costs and other expenses incurred by Mortgagee in connection with the Mortgagee's enforcement of Mortgagor's personal liability as set forth herein.

     In addition to the foregoing, nothing contained in this Section shall in any manner limit the liability of Mortgagor to pay over to Mortgagee any of the Rents and Profits or proceeds of the Mortgaged Property, if the same are received or held by Mortgagor after Mortgagor is made aware, by written notice from Mortgagee or otherwise, of the occurrence of an Event of Default, as hereinbefore defined.

     IN WITNESS WHEREOF, the undersigned has executed or caused this Mortgage, Assignment of Rents and Security Agreement to be executed by its duly authorized representative, under seal, on the day and year first hereinabove written.



                                   BRITTANY POINT AP VIII, L.P.
                                   a South Carolina limited partnership

                                   By Brittany Point GP, Limited Partnership, a South Carolina limited partnership
                                   Its General Partner

                                   By GP Services VI, Inc.,
                                   a South Carolina corporation
                                   Its General Partner



                                   By /s/Robert D. Long, Jr.     (SEAL)
                                      Robert D. Long, Jr.
                                      Its Controller/CAO


STATE OF

COUNTY OF

     I, the undersigned, a Notary Public in and for said State and County, hereby certify that Robert D. Long, Jr. whose name as Controller/CAO of GP Services VI, Inc., as General Partner of Brittany Point GP, Limited Partnership, as General Partner of Brittany Point AP VIII, L.P., is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

     Given under my hand and official notarial seal this         day of
         , 1995.




                                   Notary Public, State of


                                   My Commission Expires:



                          MORTGAGE, ASSIGNMENT OF RENTS

                             AND SECURITY AGREEMENT





MORTGAGOR:             BRITTANY POINT AP VIII, L.P.


MORTGAGEE:             JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


AMOUNT:                $9,800,000.00


DATE:                  January  18  , 1996








THIS INSTRUMENT PREPARED BY:
I. DAVID CHERNIAK
JOHNSTONE, ADAMS, BAILEY, GORDON & HARRIS, L.L.C.
P.0. BOX 1988
MOBILE, AL 36633


Mortgagee's Address is:
John Hancock Mutual Life Insurance Company
Attention:  Mortgage Investment Department T-53
John Hancock Place
P.O. Box 111
Boston, Massachusetts 02117


Mortgagor's Address is:
Brittany Point AP VIII, L.P.
c/o Insignia Financial Group, Inc.
One Insignia Financial Plaza
P. O. Box 1089
Greenville, South Carolina  29602